[LOGO]
INVESTMENT MANAGEMENT

ANNUAL REPORT
FOR YEAR ENDED
October 31, 1996


MFS(R) WORLD TOTAL RETURN FUND


[Graphic Omitted]


AMERICA LEARNS HOW "WE INVENTED THE MUTUAL FUND", (see page 35)

TABLE OF CONTENTS

Letter from the Chairman ................................................... 1
Portfolio Manager's Overview ............................................... 3
Portfolio Manager's Profile ................................................ 5
Fund Facts ................................................................. 6
Performance Summary ........................................................ 6
Portfolio of Investments ................................................... 9
Financial Statements .......................................................17
Notes to Financial Statements ..............................................23
Independent Auditors' Report ...............................................33
MFS Family of Funds ........................................................34
Trustees and Officers ......................................................37

   HIGHLIGHTS

     * FOR THE 12 MONTHS ENDED OCTOBER 31, 1996, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 16.06%, CLASS B SHARES 15.29%, AND CLASS C SHARES 15.41%.

     * THE EQUITY POSITION OF THE PORTFOLIO IS FULLY INVESTED, WITH 63% OF ITS ASSETS INVESTED IN U.S. AND FOREIGN STOCKS AND CONVERTIBLE SECURITIES. FOREIGN HOLDINGS IN 18 COUNTRIES ACCOUNT FOR APPROXIMATELY 66% OF THE TOTAL EQUITY POSITION.

     * WITH MOST OF THE WORLD'S STOCK MARKETS AT OR NEAR EITHER THEIR ALL- TIME OR RECENT HIGHS, NO COUNTRY, INDUSTRY OR ECONOMIC SECTOR STANDS OUT AS CLEARLY UNDERVALUED.

     * THE TWO BEST PERFORMING FIXED-INCOME MARKETS WERE ITALY, WHICH GAINED 17.52%, AND SPAIN, UP 16.16%, WHILE THE LAGGARDS WERE THE UNITED STATES, WHICH GAINED 2.02%, AND JAPAN AND THE UNITED KINGDOM, BOTH UP 5.32%.

LETTER FROM THE CHAIRMAN

Dear Shareholders:

[Photo of A. Keith Brodkin]

As we enter the final months of 1996, the U.S. economy appears to have settled into a pattern of moderate growth and inflation -- two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter. However, this unexpectedly high level was followed by a more moderate 2.2% pace in the third quarter. Overall, real growth in gross domestic product has surpassed our expectations this year, and we now expect that growth for all of 1996 could exceed 2.5%. Although individual consumers appear to be carrying an excessive debt load, the consumer sector itself, which represents two-thirds of the economy, continues to support the automobile and housing markets. Consumer spending has also been positively impacted by widespread job growth and, more recently, increasing wages. However, recent statistics appear to show a slowdown in consumer spending. This is particularly true when considering overall retail sales, which have been flat for several months. Furthermore, the economies of Europe and Japan continue to be in the doldrums, weakening U.S. export markets while subduing the capital spending plans of American corporations. Thus, while economic growth should continue, we expect it could slacken toward the end of the year.

  While we do not expect the U.S. stock market to match the extraordinary performance of 1995, we continue to be positive about the equity market this year. Although we believe the equity market represents fair value at current levels, the expected slowdown in corporate earnings growth and interest rate increases earlier in the year have raised some near-term concerns, as was seen in July's stock market correction. Further interest rate increases and an acceleration of inflation coupled with an additional slowdown in corporate earnings growth could have a negative effect on the stock market in the near term. However, to the extent that some earnings disappointments are taken as a sign that the economy is not overheating, this may prove beneficial for the equity market's longer-term health. We continue to believe that many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain quite constructive on the long-term viability of the equity market.

  In the bond markets, persistent signs of economic weakness led to decreases in short-term interest rates by the Federal Reserve Board in late 1995 and early 1996. Should signs of more rapid economic growth and, particularly, of higher inflation resurface, we would expect the Fed to maintain its anti- inflationary stance. In the beginning of the year, bond markets traded in a narrow range as investors shifted between concern for the lack of a budget resolution in Washington and hope that sluggish economic reports and low inflation might lead to lower interest rates. Later, fixed-income markets began reacting to conflicting signals regarding the economy's strength with more volatile trading patterns marked by an upward bias in interest rates. Interest rates may move even higher over the coming months, but we believe the current rise in bond yields is reaching a point where fixed-income markets are equitably valued.

  Outside the United States, we see similar economic backdrops, with slow to moderate growth and low inflation in the developed countries of Europe and Japan. We believe the long-term underperformance of many of these markets relative to the United States has created some attractive valuations. European markets such as the United Kingdom and Germany have recently eased monetary policy, a trend which may continue as German and other central banks seek economic stimulus. Meanwhile, corporate earnings growth is expected to improve in these markets, which may lead to their outperforming the U.S. market.

  Finally, as you may notice, this report to shareholders incorporates a number of changes which we hope you will find informative and useful. Following the Portfolio Manager's Overview, we have added new information on the Fund's holdings, including a chart illustrating the portfolio's concentration in the types of investments that meet its criteria. Near the back of the report, telephone numbers and addresses are listed if you would like to contact MFS.

  We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
    --------------------------------
    A. Keith Brodkin
    Chairman and President
    November 12, 1996

PORTFOLIO MANAGER'S OVERVIEW

Dear Shareholders:

[Photo of Frederick J. Simmons]

For the 12 months ended October 31, 1996, Class A shares of the Fund provided a total return of 16.06%, Class B shares 15.29%, and Class C shares 15.41%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges, and compare to that of a benchmark made up of 60% of the Morgan Stanley Capital International World Index (the MSCI) and 40% of the J.P. Morgan Global Government Bond Index (the Morgan Index), which returned 10.14% over the same period. The MSCI is a broad, unmanaged index of global equities, while the Morgan Index is an aggregate of actively traded government bonds issued from 13 countries, including the United States, with remaining maturities of at least one year. At the same time, the Fund outperformed the 14.75% return for the Lipper Global Flexible Fund Index(R) as determined by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

  The strength of the U.S. equity market, relative to other markets, has been somewhat surprising after its powerful surge in 1995. Thus, the Fund's approximately 15% reduction in U.S. equities was not as beneficial as expected. On the other hand, our unwillingness to build up our Japanese and other Far East holdings benefited the Fund, since most of these markets were significant underperformers. The Fund's holdings in Japanese stocks are just one-half that of the MSCI index. Large overweightings in smaller markets such as Sweden and the Netherlands have been very successful. By industry category, financial services companies were the best performers, while growth stocks generally outperformed value-oriented stocks. Almost without regard to these categories, Japanese stocks were underperformers.

  As we enter 1997, the equity position of the portfolio is fully invested, with 63% of its assets invested in U.S. and foreign stocks and convertible securities. Foreign holdings in 18 countries account for approximately 66% of the total equity position, higher than earlier in the year.

  With most of the world's stock markets at or near either their all-time or recent highs, stock selection is more important than ever. No country, industry or economic sector stands out as clearly undervalued. Thus, the portfolio's equity position has been built up stock by stock, with growth at a reasonable price, as well as yield, being the objective. As always, every effort is made to avoid speculative securities.

  Despite the fact that the U.S. economy weakened significantly during the third quarter, most international fixed-income markets continued to outperform the U.S. bond market. The two best performing markets within the Morgan Index measured in local currency terms from January 1, 1996 through October 31, 1996, were Italy and Spain, which gained 19.25% and 16.33%, respectively. Over the same period, the worst markets were the United States, which gained 2.21%, and the United Kingdom, up 5.23%. The Fund generally benefited by maintaining overweighted positions in the better performing European markets while underweighting the U.S. bond market.

  In preparation for monetary union due to commence in January 1999, almost all European countries have announced tight fiscal budgets, while at the same time cutting interest rates due to slow growth and low inflation. Within Europe, a dramatic narrowing of yield spread differentials, or outperformance, began in earnest during the third quarter with such high-yield countries as Spain, Italy, and Sweden being the main beneficiaries. Although a good part of this convergence has now taken place, we anticipate these markets will continue to overperform as European Monetary Union approaches.

  Meanwhile, within the dollar bloc, both Canada and Australia continue to benefit from low inflation, slow growth, and tight fiscal budgets. For most of the year, the Fund has benefited by being overweighted in both these markets. While an underweighted position in U.S. bonds has been beneficial for the year, the Fund's performance was hindered during the third quarter as the U.S. position's duration (a measure of interest rate sensitivity) was low in anticipation of a pickup in U.S. economic growth that never materialized.

  For the year, the overall rise in U.S. interest rates, coinciding with reductions in short-term rates in Europe, has enabled the dollar to appreciate against the German mark. In addition, the dollar has also benefited from yield convergence within Europe. The dollar has continued to strengthen versus the Japanese yen, based primarily on Japan's low interest rates and the government's policy of engineering a weaker currency in order to stimulate its beleaguered economy.

  Looking forward, we anticipate modest but further central bank lowering of interest rates in many European countries as well as in Canada, Australia, and New Zealand, an environment that we believe could be positive for bonds. However, some caution is warranted as ultimately the effect of lower rates in these countries could result in a pickup in economic growth and, possibly, inflation. Moreover, with the U.S. currency benefiting from positive interest rate differentials, renewed hope for a balanced budget, and movement toward an inclusive, single European currency, the prospects for a stable dollar remain favorable.

Respectfully,

/s/ Frederick J. Simmons
--------------------------------
Frederick J. Simmons
Portfolio Manager


   PORTFOLIO MANAGER'S PROFILE

   FREDERICK J. SIMMONS IS A SENIOR VICE PRESIDENT OF MASSACHUSETTS FINANCIAL SERVICES (MFS) AND PORTFOLIO MANAGER OF MFS WORLD TOTAL RETURN FUND AND MERIDIAN WORLD TOTAL RETURN FUND. MR. SIMMONS JOINED MFS IN 1971 AS AN INVESTMENT OFFICER IN THE RESEARCH DEPARTMENT AND WAS NAMED ASSISTANT VICE PRESIDENT - INVESTMENTS IN 1974, VICE PRESIDENT - INVESTMENTS IN 1975 AND SENIOR VICE PRESIDENT IN 1983. HE WAS NAMED PORTFOLIO MANAGER OF MFS WORLD TOTAL RETURN FUND IN 1991. PREVIOUSLY HE WAS PORTFOLIO MANAGER OF MFS RESEARCH FUND AND OF MASSACHUSETTS INVESTORS GROWTH STOCK FUND. MR. SIMMONS GRADUATED WITH HONORS FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE. HE IS A CHARTERED FINANCIAL ANALYST, A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC. AND PAST PRESIDENT OF THE ELECTRONIC ANALYSTS OF BOSTON.

   FUND FACTS

   STRATEGY:                  THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK TOTAL
                              RETURN BY INVESTING IN SECURITIES WHICH WILL
                              PROVIDE ABOVE- AVERAGE CURRENT INCOME (COMPARED TO
                              A PORTFOLIO INVESTED ENTIRELY IN EQUITY
                              SECURITIES) AND OPPORTUNITIES FOR LONG-TERM GROWTH
                              OF CAPITAL AND INCOME. THE FUND WILL INVEST
                              PRIMARILY IN GLOBAL EQUITY AND FIXED-INCOME
                              SECURITIES.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:      SEPTEMBER 4, 1990

  SIZE:                       $215.9 MILLION NET ASSETS AS OF OCTOBER 31, 1996




PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS World Total Return Fund Class A shares in comparison to various market indicators. Class A share results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index.

  All results are historical and assume the reinvestment of all dividends and capital gains.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from September 4, 1990 to October 31, 1996)

              MFS World
            Total Return     Consumer Price      S&P 500           MSCI
              (Class A)       Index -- U.S.     Composite      World Index
            ------------     --------------     ---------      -----------
09/90         9529.00           10000.0          10000.0         9405.00
10/90         9585.00           10144.0          9487.00         10082.0
10/92         12466.0           10775.0          13916.0         11779.0
10/93         14669.0           11071.0          15992.0         14232.0
10/95         16894.0           11679.0          20967.0         16937.0
10/96         19607.0           12031.0          25991.0         19056.0

AVERAGE ANNUAL TOTAL RETURNS
                                                                      1 Year          3 Years          5 Years          Life***
-------------------------------------------------------------------------------------------------------------------------------
MFS World Total Return (Class A) at net asset value                  +16.06%          +10.16%          +12.22%          +12.42%
-------------------------------------------------------------------------------------------------------------------------------
MFS World Total Return (Class A) including 4.75% sales charge        +10.52%          + 8.38%          +11.13%          +11.54%
-------------------------------------------------------------------------------------------------------------------------------
MFS World Total Return (Class B) without CDSC                        +15.29%          + 9.36%          +11.73%          +12.03%
-------------------------------------------------------------------------------------------------------------------------------
MFS World Total Return (Class B) with CDSC                           +11.29%          + 8.52%          +11.47%          +12.03%
-------------------------------------------------------------------------------------------------------------------------------
MFS World Total Return (Class C) without CDSC                        +15.41%          + 9.47%          +11.80%          +12.08%
-------------------------------------------------------------------------------------------------------------------------------
MFS World Total Return (Class C) with CDSC                           +14.41%          + 9.47%          +11.80%          +12.08%
-------------------------------------------------------------------------------------------------------------------------------
60% Morgan Stanley Capital International/
40% J.P. Morgan Global Government Bond                               +10.14%          + 9.44%          +10.07%          +10.70%
-------------------------------------------------------------------------------------------------------------------------------
Average global flexible portfolio fund**                             +13.60%          + 7.77%          +10.09%          + 7.28%
-------------------------------------------------------------------------------------------------------------------------------
Consumer Price Index*                                                + 3.01%          + 2.81%          + 2.88%          + 3.68%
-------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite
  Index++                                                            +23.89%          +17.57%          +15.47%          +14.60%
-------------------------------------------------------------------------------------------------------------------------------
  *The Consumer Price Index is a popular measure of change in prices.
 **Source: Lipper Analytical Services.
***Commencement of investment operations September 4, 1990.
 ++The Standard & Poor's 500 Composite Index is an unmanaged composite of commonly used stock total return performance.


Class A SEC results include the maximum 4.75% sales charge. Class B SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. As of April 1, 1996, Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC. See the prospectus for details.

Class B and Class C share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares on September 7, 1993 and of Class C shares on January 3, 1994. Sales charges and operating expenses for Class A, Class B, and Class C shares differ. The Class A share performance, which is included within the Class B and Class C share SEC performance, has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares. Class B and Class C share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

   TAX FORM SUMMARY

   THE FUND IS ESTIMATED TO HAVE DERIVED APPROXIMATELY 65.11% OF ITS ORDINARY INCOME FROM DIVIDENDS PAID BY FOREIGN COMPANIES, AND TO HAVE PAID FOREIGN TAXES EQUIVALENT TO APPROXIMATELY 2.35% OF ITS ORDINARY INCOME.

   FOR THE YEAR ENDED OCTOBER 31, 1996, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR
   CORPORATIONS CAME TO 12.79%.


   FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS

   FOR THE YEAR ENDED OCTOBER 31, 1996 DISTRIBUTIONS FROM LONG-TERM CAPITAL GAINS ARE $88,525.


PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 1996

LARGEST SECTORS

Other Sectors                       42.1%
Utilities & Communications          14.6%
Financial Services                  15.3%
Industrial Goods & Services          9.8%
Health Care                          9.5%
Consumer Staples                     8.7%



TOP TEN HOLDINGS

PHILIP MORRIS COMPANIES, INC.                       ABB AB
Tobacco, food, and beverage conglomerate            Swiss engineering conglomerate

LION NATHAN                                         EASTMAN KODAK COMPANY
New Zealand brewer                                  Photographic equipment and supplies

ASTRA AB                                            BARNETT BANKS
Swedish pharmaceutical manufacturer                 Southern U.S. bank holding company

GENERAL ELECTRIC CO.                                BRITISH PETROLEUM
Diversified manufacturing and                       Oil exploration and production company
services conglomerate

                                                    SCHERING PLOUGH
TYCO INTERNATIONAL LTD.                             U.S. pharmaceutical company
Manufacturer of fire protection, packaging,
and electronic equipment

PORTFOLIO OF INVESTMENTS - October 31, 1996
Common Stocks - 62.2%
---------------------------------------------------------------------------
Issuer                                               Shares           Value
---------------------------------------------------------------------------
U.S. Stocks - 22.3%
  Aerospace - 1.0%
    General Dynamics Corp.                           19,000  $    1,303,875
    Lockheed-Martin Corp.                            10,008         896,967
                                                             --------------
                                                             $    2,200,842
---------------------------------------------------------------------------
  Banks and Credit Companies - 1.8%
    Barnett Banks, Inc.                              59,600  $    2,272,250
    Norwest Corp.                                    34,500       1,513,688
                                                             --------------
                                                             $    3,785,938
---------------------------------------------------------------------------
  Building - 0.1%
    Martin Marietta Materials, Inc.                  10,346  $      245,718
---------------------------------------------------------------------------
  Business Services
    Sabre Group Holding, Inc.                         1,300  $       39,650
---------------------------------------------------------------------------
  Chemicals - 0.6%
    Air Products & Chemicals, Inc.                   10,000  $      600,000
    Praxair, Inc.                                    15,000         663,750
                                                             --------------
                                                             $    1,263,750
---------------------------------------------------------------------------
  Computer Software - Systems - 0.2%
    Digital Equipment Corp.*                         16,000  $      472,000
---------------------------------------------------------------------------
  Consumer Goods and Services - 1.1%
    Tyco International Ltd.                          47,500  $    2,357,188
---------------------------------------------------------------------------
  Electrical Equipment - 1.2%
    General Electric Co.                             25,600  $    2,476,800
---------------------------------------------------------------------------
  Financial Institutions - 2.6%
    American Express Co.                             25,000  $    1,175,000
    Associates First Capital Corp., "A"               6,700         290,612
    Federal Home Loan Mortgage Corp.                  9,200         929,200
    Philip Morris Cos., Inc.                         34,200       3,167,775
                                                             --------------
                                                             $    5,562,587
---------------------------------------------------------------------------
  Food and Beverage Products - 0.4%
    McCormick & Co., Inc.                            33,000  $      796,125
---------------------------------------------------------------------------
  Insurance - 1.4%
    Cigna Corp.                                      14,700  $    1,918,350
    Transamerica Corp.                               15,000       1,138,125
                                                             --------------
                                                             $    3,056,475
---------------------------------------------------------------------------
  Machinery - 0.4%
    Deere & Co., Inc.                                23,000  $      960,250
---------------------------------------------------------------------------
  Medical and Health Products - 2.6%
    Lilly (Eli) & Co.                                18,588  $    1,310,454
    Rhone-Poulenc Rorer, Inc.                        19,900       1,335,787
    Schering Plough Corp.                            32,000       2,048,000
    Warner-Lambert Co.                               16,000       1,018,000
                                                             --------------
                                                             $    5,712,241
---------------------------------------------------------------------------
  Oils - 2.1%
    Exxon Corp.                                      17,000  $    1,506,625
    Mobil Corp.                                      13,700       1,599,475
    USX-Marathon Group                               66,000       1,443,750
                                                             --------------
                                                             $    4,549,850
---------------------------------------------------------------------------
  Pharmaceuticals - 0.5%
    Pharmacia & Upjohn, Inc.                         28,900  $    1,040,400
---------------------------------------------------------------------------
  Photographic Products - 1.1%
    Eastman Kodak Co.                                28,800  $    2,296,800
---------------------------------------------------------------------------
  Printing and Publishing - 0.8%
    Gannett Co., Inc.                                23,000  $    1,745,125
---------------------------------------------------------------------------
  Restaurants and Lodging - 0.3%
    Mandarin Oriental                               433,000  $      584,550
---------------------------------------------------------------------------
  Technology - 0.4%
    International Business Machines
      Corp.                                           6,600  $      851,400
---------------------------------------------------------------------------
  Utilities - Electric - 2.3%
    FPL Group, Inc.                                  28,000  $    1,288,000
    Illinova Corp.                                   43,000       1,171,750
    Portland General Corp.                           26,000       1,137,500
    Sierra Pacific Resources                         52,000       1,449,500
                                                             --------------
                                                             $    5,046,750
---------------------------------------------------------------------------
  Utilities - Gas - 0.7%
    Coastal Corp.                                    37,000  $    1,591,000
---------------------------------------------------------------------------
  Utilities - Telephone - 0.7%
    Allstate Corp.                                   25,000  $    1,403,125
---------------------------------------------------------------------------
Total U.S. Stocks                                            $   48,038,564
---------------------------------------------------------------------------
Foreign Stocks - 39.9%
  Argentina - 0.2%
    Central Costanera, ADR (Utilities
      - Electric)##                                  13,167  $      410,646
    Mirgor Sacifia, ADR (Auto Parts)##               47,930          76,688
                                                             --------------
                                                             $      487,334
---------------------------------------------------------------------------
  Australia - 1.8%
    Australia & New Zealand Banking
      Group (Banks and Credit
      Companies)                                    185,000  $    1,079,853
    QBE Insurance Group Ltd.
      (Insurance)                                   377,606       1,997,747
    Seven Network Ltd. (Entertainment)              252,000         778,378
                                                             --------------
                                                             $    3,855,978
---------------------------------------------------------------------------
  Canada - 1.4%
    Canadian National Railway Co.
      (Railroads)                                    66,600  $    1,831,500
    Westcoast Energy, Inc. (Utilities - Gas)         74,800       1,234,200
                                                             --------------
                                                             $    3,065,700
---------------------------------------------------------------------------
  Chile - 0.4%
    Chilectra S.A., ADR (Utilities - Electric)        8,100  $      439,425
    Enersis S.A., ADR (Utilities - Electric)         13,600         399,500
                                                             --------------
                                                             $      838,925
---------------------------------------------------------------------------
  Finland - 1.0%
    Huhtamaki Oy (Conglomerates)                     38,000  $    1,648,245
    Oy Tamro Ab (Medical and Health Products)##      68,000         494,077
                                                             --------------
                                                             $    2,142,322
---------------------------------------------------------------------------
  France - 2.8%
    Pinault-Printemps S.A. (Retail)                   5,200  $    1,956,215
    TV Francaise (Entertainment)                     17,500       1,857,561
    Total S.A., ADR (Oils)                           35,000       1,365,000
    Union des Assurances Federales
      S.A. (Broadcasting)                             6,900         774,146
                                                             --------------
                                                             $    5,952,922
---------------------------------------------------------------------------
  Germany - 1.2%
    Adidas AG (Apparel and Textiles)                 22,300  $    1,906,811
    Henkel Kgaa (Chemicals)                          15,000         671,443
                                                             --------------
                                                             $    2,578,254
---------------------------------------------------------------------------
  Greece - 0.4%
    Ote Greek Telecom
      (Telecommunications)                           50,300  $      886,581
---------------------------------------------------------------------------
  Hong Kong - 2.5%
    Asia Satellite Telecommunications,
      ADR (Telecommunications)                       10,300  $      275,525
    Cafe de Coral Holding (Electrical Equipment)  1,200,000         353,092
    Hong Kong Electric Holdings Ltd.
      (Utilities - Electric)                        202,000         646,624
    Hong Kong Land Hld (Restaurants)                525,000       1,170,750
    Li & Fung (Consumer Goods and Services)         600,000         547,098
    Wharf Holdings Ltd. (Real Estate)               489,000       2,017,551
    Wing Hang Bank Limited (Banks and
      Credit Companies)                             119,000         478,666
                                                             --------------
                                                             $    5,489,306
---------------------------------------------------------------------------
  Italy - 1.7%
    Gucci Group NV (Apparel and
      Textiles)                                      11,100  $      765,900
    Instituto Nazionale Della
      Assicurazioni (Insurance)                     522,000         720,415
    Luxottica Group S.p.A., ADR
      (Consumer Goods and Services)                  13,100         831,850
    Telecom Italia DRNC (Utilities -
      Telephone)                                    475,000         541,337
    Telecom Italia RNC (Utilities -
      Telephone)                                    475,000         904,315
                                                             --------------
                                                             $    3,763,817
---------------------------------------------------------------------------
  Japan - 6.9%
    Canon, Inc. (Office Equipment)                   47,000  $      898,063
    DDI Corp. (Telecommunications)                      139       1,041,678
    Dai Nippon Printing (Printing and
      Publishing)                                    64,000       1,077,044
    Daiwa House Industrial Co.
      (Housing)                                      37,000         512,402
    East Japan Railway Co. (Railroads)                  135         618,854
    Hirose Electric (Electrical
      Equipment)                                     11,000         651,766
    Ito Yokado Co., Ltd. (Retail)                    15,000         746,779
    Kirin Beverage (Beverages)                       96,000       1,278,990
    Matsushita Electric (Airlines)                  119,000       1,898,326
    Murata Manufacturing Co., Ltd.
      (Electrical Equipment)                         36,000       1,154,878
    Osaka Sanso Kogyo (Chemicals)                   146,000         482,444
    Sony Corporation (Electronics)                   32,000       1,932,000
    Takeda Chemical Industries
      (Chemicals)                                    68,000       1,162,240
    Toyota Motor Corporation
      (Automotive)                                   35,000         825,226
    Ushio Incorporated (Electronics)                 51,000         531,948
                                                             --------------
                                                             $   14,812,638
---------------------------------------------------------------------------
  Netherlands - 1.7%
    Ihc Caland NV (Transportation)                   25,000  $    1,391,583
    Koninklijke Ahold NV, ADR (Real
      Estate
      Investment Trusts)                             27,447       1,602,218
    Wolters Kluwer (Publishing)                       5,701         730,846
                                                             --------------
                                                             $    3,724,647
---------------------------------------------------------------------------
  New Zealand - 2.2%
    Lion Nathan Ltd. (Food and
      Beverage Products)                          1,002,000  $    2,585,711
    Sky City Ltd. (Entertainment)                   144,900         829,799
    Telecom Corporation of New
      Zealand, ADR
      (Telecommunications)                           15,300       1,273,725
                                                             --------------
                                                             $    4,689,235
---------------------------------------------------------------------------
  Peru - 0.5%
    Telefonica del Peru S.A., ADR
      (Utilities - Telephone)                        47,800  $      985,875
---------------------------------------------------------------------------
  Singapore - 0.6%
    Hong Leong Finance Ltd. (Financial
      Services)+                                    199,000  $      607,742
    Singapore Press Holdings
      (Publishing)                                   39,000         648,153
                                                             --------------
                                                             $    1,255,895
---------------------------------------------------------------------------
  South Korea - 0.6%
    Korea Electric Power Corp.
      (Utilities - Electric)                         17,000  $      501,335
    Korea Electric Power Corp., ADR
      (Utilities - Electric)                         15,000         270,000
    Korea Mobile Telecommunications, ADR
      (Utilities - Telephone)*                       40,000         500,000
                                                             --------------
                                                             $    1,271,335
---------------------------------------------------------------------------
  Spain - 1.6%
    Acerinox S.A (Steel)                              5,700  $      681,861
    Iberdrola S.A. (Utilities -
      Electric)                                     162,000       1,716,263
    Repsol S.A. (Oils)                               35,000       1,139,757
                                                             --------------
                                                             $    3,537,881
---------------------------------------------------------------------------
  Sweden - 3.8%
    Abb AB (Electrical Equipment)                    21,000  $    2,340,607
    Astra AB, Free, "B"
      (Pharmaceuticals)                              55,500       2,531,742
    Enator AB (Computer Software -
      Services)                                      60,000       1,332,015
    Ericsson L M Telephone Company,
      ADR (Telecommunications)                       40,000       1,105,000
    Hennes & Mauritz, "B", Free Shares
      (Retail)                                        6,900         913,845
                                                             --------------
                                                             $    8,223,209
---------------------------------------------------------------------------
  Switzerland - 0.6%
    Sandoz AG (Pharmaceuticals)                       1,100  $    1,265,932
---------------------------------------------------------------------------
  United Kingdom - 8.0%
    Asda Group, PLC (Stores)                        920,000  $    1,750,765
    British Aerospace (Aerospace)                    41,300         783,926
    British Petroleum PLC, ADR (Oils)                16,546       2,128,229
    Jarvis Hotels, PLC,(SD) (Lodging)*              390,200       1,009,110
    Kwik-Fit Holdings, PLC (Automotive)             286,700       1,037,043
    Lloyds TSB Group, PLC (Banks and
      Credit Companies)                             240,000       1,520,452
    London Electricity, PLC (Utilities
      - Electric)                                    51,428         506,068
    PowerGen, PLC, ADR (Utilities -
      Telephone)                                     60,000       2,010,000
    PowerGen, PLC (Utilities - Electric)            185,000       1,534,603
    Reuters Holdings, PLC, ADR
      (Business Services)                            16,000       1,190,000
    Royal Dutch Petroleum Co. (Oils)                  6,300       1,041,863
    Storehouse, PLC (Retail)                        343,000       1,553,723
    Tomkins, PLC (Conglomerates)                    300,000       1,258,911
                                                             --------------
                                                             $   17,324,693
---------------------------------------------------------------------------
  Total Foreign Stocks                                       $   86,152,479
---------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $106,020,524)            $134,191,043
---------------------------------------------------------------------------
Bonds - 27.4%
---------------------------------------------------------------------------
                                           Principal Amount
Issuer                                        (000 Omitted)           Value
---------------------------------------------------------------------------
Foreign Bonds - 23.0%
  Australia - 2.5%
    Commonwealth of Australia,
      8.75s, 2001                       AUD           4,100  $    3,458,269
    Commonwealth of Australia, 9.75s,
      2002                                            2,100       1,856,963
                                                             --------------
                                                             $    5,315,232
---------------------------------------------------------------------------
  Belgium - 1.2%
    Kingdom of Belgium, 7.25s, 2004     BEF          20,000  $      696,297
    Kingdom of Belgium, 8.5s, 2007                   15,000         563,327
    Kingdom of Belgium, 8.75s, 2002                  15,000         559,347
    Kingdom of Belgium, 9s, 1998                     25,000         871,651
                                                             --------------
                                                             $    2,690,622
---------------------------------------------------------------------------
  Canada - 1.2%
    Government of Canada, 7.5s, 2003    CAD           3,200  $    2,584,560
---------------------------------------------------------------------------
  Denmark - 1.7%
    Kingdom of Denmark, 6s, 1999        DKK           4,144  $      732,244
    Kingdom of Denmark, 7s, 2007                      2,013         344,369
    Kingdom of Denmark, 8s, 2001                     13,625       2,557,127
                                                             --------------
                                                             $    3,633,740
---------------------------------------------------------------------------
  Germany - 4.8%
    Germany Federal Republic, 6.875s,
      1999                              DEM           2,655  $    1,860,074
    Germany Federal Republic, 7.125s,
      2002                                            3,047       2,178,866
    Germany Federal Unity, 8.75s, 2000                  237         177,984
    Treuhandanstalt Obligation,
      6.375s, 1999                                    8,857       6,161,391
                                                             --------------
                                                             $   10,378,315
---------------------------------------------------------------------------
  Ireland - 3.3%
    Republic of Ireland, 6.25s, 1999    IEP           1,000  $    1,632,069
    Republic of Ireland, 8s, 2000                     3,250       5,611,102
                                                             --------------
                                                             $    7,243,171
---------------------------------------------------------------------------
  Italy - 2.3%
    Republic of Italy, 8.313s, 1999     ITL         940,000  $      649,888
    Republic of Italy, 8.313s, 2006               5,965,000       4,270,201
                                                             --------------
                                                             $    4,920,089
---------------------------------------------------------------------------
  Spain - 3.0%
    Government of Spain, 8.3s, 1998     ESP         275,000  $    2,213,546
    Government of Spain, 8.4s, 2001                  95,120         782,155
    Government of Spain, 10.1s, 2001                107,600         935,506
    Government of Spain, 8s, 2004                   320,600       2,564,299
                                                             --------------
                                                             $    6,495,506
---------------------------------------------------------------------------
  Sweden - 1.2%
    Kingdom of Sweden, 11s, 1999        SEK           4,900  $      828,526
    Kingdom of Sweden, 10.25s, 2000                   9,700       1,665,659
                                                             --------------
                                                             $    2,494,185
---------------------------------------------------------------------------
Foreign Bonds - continued
  United Kingdom - 1.8%
    United Kingdom Treasury, 9s, 2000   GBP           1,100  $    1,893,708
    United Kingdom Treasury, 9.75s,
      2002                                            1,100       1,986,512
                                                             --------------
                                                             $    3,880,220
---------------------------------------------------------------------------
  Total Foreign Bonds                                        $   49,635,640
---------------------------------------------------------------------------
U.S. Government Guaranteed - 4.4%
  U.S. Treasury Notes, 7s, 2006                  $    1,600  $    1,670,496
  U.S. Treasury Notes, 0's, 2006                      9,600       5,034,240
  U.S. Treasury Notes, 0's, 2016                     11,200       2,903,488
---------------------------------------------------------------------------
Total U.S. Government Guaranteed                             $    9,608,224
---------------------------------------------------------------------------
Total Bonds (Identified Cost, $58,304,472)                   $   59,243,864
---------------------------------------------------------------------------
Convertible Bonds - 1.3%
---------------------------------------------------------------------------
  Mbl International Finance Bermuda,
    3s, 2002                                     $  728,000  $      801,710
  Italy Republic, 5s, 2001                          650,000         650,000
  Roche Holdings Incorporated, 2010##             2,200,000         984,500
  Sandoz Capital BVI Limited, 2s,
    2002##                                          334,000         367,400
---------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $2,578,554)        $    2,803,610
---------------------------------------------------------------------------
Call Options Purchased - 0.2%
---------------------------------------------------------------------------
                                           Principal Amount
                                               of Contracts
Issuer/Expiration Date/Strike Price           (000 Omitted)
---------------------------------------------------------------------------
  Deutsche Marks/British Pounds/
    November/2.2145                     DEM           8,265  $            0
  Japanese Government Bond/December/
    108.155                             JPY         276,000          90,528
  Japanese Government Bond/January/
    111.279                                         276,000          91,080
  Japanese Government Bond/December/
    111.1737                                        179,000          83,593
  Japanese Government Bond/November/
    114.355                                         433,000         153,282
---------------------------------------------------------------------------
Total Call Options Purchased(Premiums Paid, $98,349)         $      418,483
---------------------------------------------------------------------------
Put Options Purchased - 0.3%
---------------------------------------------------------------------------
  Deutsche Marks/British Pounds/
    January/2.45                        DEM          11,646  $      108,658
  Deutsche Marks/British Pounds/
    November/2.315                                    8,640         378,638
  Deutsche Marks/January/1.55                        13,677          45,845
  Swiss Francs/Deutsche Marks/January/
    0.829                               CHF           4,555          41,364
---------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $173,708)        $      574,505
---------------------------------------------------------------------------

Short-Term Obligations - 9.3%
---------------------------------------------------------------------------
                                           Principal Amount
Issuer                                        (000 Omitted)           Value
---------------------------------------------------------------------------
  Eurolira Time Deposit, due 4/21/97    ITL       6,320,000  $    4,170,034
  Federal Home Loan Bank, due 11/08/96                4,200       4,195,786
  Federal Home Loan Mortgage Corp.,
    due 11/13/96                                      6,000       5,989,660
  Federal Home Loan Mortgage Corp.,
    due 11/07/96                                        290         289,742
  Federal National Mortgage Assn., due
    11/15/96                                          3,400       3,393,164
  General Electric Capital Corp., due
    11/01/96                                          2,095       2,095,000
---------------------------------------------------------------------------
Total Short-Term Obligations (Identified Cost, $20,057,465)  $   20,133,386
---------------------------------------------------------------------------
Total Investments (Identified Cost, $187,233,072)              $217,364,891
---------------------------------------------------------------------------
Call Options Written
---------------------------------------------------------------------------
                                           Principal Amount
                                               of Contracts
Issuer/Expiration Date/Strike Price           (000 Omitted)
---------------------------------------------------------------------------
  Deutsche Marks/British Pounds/
    November/2.2145                     DEM/GBP       8,265  $            0
  Deutsche Marks/British Pounds/                                           )
    January/2.3682                                   11,257         (20,804
  Deutsche Marks/January/1.5065         DEM          13,293        (113,926)
---------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $141,474)     $     (134,722)
---------------------------------------------------------------------------
Put Options Written
---------------------------------------------------------------------------
  Japanese Bond/December/111.17368      JPY         179,000  $            0
  Japanese Bond/December/108.155                    276,000          (1,104)
  Japanese Bond/January/111.279                     276,000          (2,208)
  Japanese Bond/November/114.355                    433,000            (433)
---------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $97,182)       $       (3,745)
---------------------------------------------------------------------------
Other Assets, Less Liabilities - (0.7%)                          (1,347,376)
---------------------------------------------------------------------------
Net Assets - 100.0%                                            $215,879,044
---------------------------------------------------------------------------
 *Non-income producing security.
 +Restricted security.
##144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD           = Australian Dollars           FRF       = French Francs
BEF           = Belgian Francs               GBP       = British Pounds
CAD           = Canadian Dollars             IEP       = Irish Punts
CHF           = Swiss Francs                 ITL       = Italian Lire
DEM           = Deutsche Marks               JPY       = Japanese Yen
DKK           = Danish Kroner                NLG       = Netherland Guilder
ESP           = Spanish Pesetas              NZD       = New Zealand Dollars
FIM           = Finnish Markka               SEK       = Swedish Kroner

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
October 31, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $187,233,072)          $217,364,891
  Cash                                                                 51,200
  Net receivable for interest rate swaps                               99,630
  Net receivable for forward foreign currency exchange
    contracts sold                                                    519,092
  Net receivable for forward foreign currency exchange
    contracts                                                          37,567
  Receivable for Fund shares sold                                     478,336
  Receivable for investments sold                                   1,234,008
  Interest and dividends receivable                                 1,910,365
  Other assets                                                          2,030
                                                                 ------------
      Total assets                                               $221,697,119
                                                                 ------------
Liabilities:
  Payable for Fund shares reacquired                             $    235,250
  Payable for investments purchased                                 3,585,006
  Net payable for forward foreign currency exchange contracts
    purchased                                                       1,626,120
  Written options outstanding, at value (premiums received,
    $238,656)                                                         138,471
  Payable to affiliates -
    Management fee                                                      6,293
    Shareholder servicing agent fee                                     1,024
    Distribution fee                                                   62,982
  Accrued expenses and other liabilities                              162,929
                                                                 ------------
      Total liabilities                                          $  5,818,075
                                                                 ------------
Net assets                                                       $215,879,044
                                                                 ============
Net assets consist of:
  Paid-in capital                                                $175,324,281
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                29,254,975
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                              10,271,896
  Accumulated undistributed net invesment income                    1,027,892
                                                                 ------------
      Total                                                      $215,879,044
                                                                 ============
Shares of beneficial interest outstanding                         16,964,447
                                                                  ==========
Class A shares:
  Net asset value and redemption price per share
    (net assets of $129,843,139 / 10,197,969 shares of beneficial
     interest outstanding)                                          $12.73
                                                                    ======
  Offering price per share (100 / 95.25 of net asset value per
    share)                                                          $13.36
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $71,788,088 / 5,646,347 shares of beneficial
    interest outstanding)                                           $12.71
                                                                    ======
Class C shares:
  Net asset value, offering price and redemption price per
    share (net assets of $14,247,817 / 1,120,131 shares of
    beneficial interest outstanding)                                $12.72
                                                                    ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended October 31, 1996
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                      $ 5,226,669
    Dividends                                                       3,798,557
    Foreign taxes withheld                                           (284,638)
                                                                  -----------
      Total investment income                                     $ 8,740,588
                                                                  -----------

  Expenses -
    Management fee                                                $ 1,716,121
    Trustees' compensation                                             37,469
    Shareholder servicing agent fee (Class A)                         179,978
    Shareholder servicing agent fee (Class B)                         141,911
    Shareholder servicing agent fee (Class C)                          18,456
    Distribution and service fee (Class A)                            419,948
    Distribution and service fee (Class B)                            645,054
    Distribution and service fee (Class C)                            123,045
    Custodian fee                                                     193,571
    Postage                                                            50,393
    Printing                                                           37,629
    Auditing fees                                                      35,741
    Legal fees                                                          2,136
    Miscellaneous                                                     167,089
                                                                  -----------
      Total expenses                                              $ 3,768,541
    Fees paid indirectly                                               (7,764)
                                                                  -----------
      Net expenses                                                $ 3,760,777
                                                                  -----------
      Net investment income                                       $ 4,979,811
                                                                  -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $10,667,574
    Written option transactions                                       758,742
    Foreign currency transactions                                  (1,016,505)
                                                                  -----------
      Net realized gain on investments and foreign currency
        transactions                                              $10,409,811
                                                                  -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $14,545,035
    Written options                                                    26,999
    Translation of assets and liabilities in foreign currencies    (1,164,617)
                                                                  -----------
      Net unrealized gain on investments                          $13,407,417
                                                                  -----------
        Net realized and unrealized gain on investments and
          foreign currency                                        $23,817,228
                                                                  -----------
          Increase in net assets from operations                  $28,797,039
                                                                  ===========

See notes to financial statements

Statement of Changes in Net Assets

--------------------------------------------------------------------------------------------
Year Ended October 31,                                                 1996            1995
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -

  Net investment income                                          $  4,979,811   $  4,636,931
  Net realized gain on investments and foreign currency
    transactions                                                   10,409,811      3,749,269
  Net unrealized gain on investments and
    foreign currency translation                                   13,407,417      8,187,457
                                                                 ------------   ------------
    Increase in net assets from operations                       $ 28,797,039   $ 16,573,657
                                                                 ------------   ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $ (6,143,145)  $   (734,229)
  From net investment income (Class B)                             (2,682,617)      (140,223)
  From net investment income (Class C)                               (505,747)       (27,610)
  From net realized gain on investments and foreign currency
    transactions (Class A)                                            (54,351)      (453,126)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                            (28,792)       (72,338)
  From net realized gain on investments and foreign currency
    transactions (Class C)                                             (5,382)       (13,755)
                                                                 ------------   ------------
      Total distributions declared to shareholders               $ (9,420,034)  $ (1,441,281)
                                                                 ------------   ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                               $ 47,074,888   $ 44,197,817
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                   8,276,937      1,279,372
  Cost of shares reacquired                                       (37,251,081)   (40,657,870)
                                                                 ------------   ------------
    Increase in net assets from Fund share transactions          $ 18,100,744   $  4,819,319
                                                                 ------------   ------------
      Total increase in net assets                               $ 37,477,749   $ 19,951,695

Net assets:
  At beginning of year                                            178,401,295    158,449,600
                                                                 ------------   ------------
  At end of year (including accumulated undistributed net
    investment income of $1,027,892 and $5,220,666,
    respectively)                                                $215,879,044   $178,401,295
                                                                 ============   ============

See notes to financial statements

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
Year Ended October 31,                          1996        1995        1994        1993      1992       1991      1990*
----------------------------------------------------------------------------------------------------------------------------
                                             Class A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period        $  11.57    $  10.58    $ 11.19    $ 10.21    $  9.42    $  8.55    $  8.50
                                             --------    --------    -------    -------    -------    -------    -------
Income from investment operations# -
  Net investment income                      $   0.34    $   0.33    $  0.30    $  0.28    $  0.36    $  0.37    $  0.08
  Net realized and unrealized
   gain (loss) on investments
   and foreign currency transactions             1.46        0.79       0.15       1.42       0.86       0.88      (0.03)
                                             --------    --------    -------    -------    -------    -------    -------
    Total from investment operations         $   1.80    $   1.12    $ (0.45)   $  1.70    $  1.22    $  1.25    $  0.05
                                             --------    --------    -------    -------    -------    -------    -------
Less distributions declared to shareholders -
  From net investment income                 $  (0.63)   $  (0.08)   $ (0.25)   $ (0.45)   $ (0.26)   $ (0.38)       --
  From net realized gain on investments
   and foreign currency transactions            (0.01)      (0.05)     (0.33)     (0.27)     (0.17)        --        --
  In excess of net realized gain on
   investments and foreign currency
   transactions                                   --          --       (0.38)        --        --          --        --
  From paid-in capital                            --          --       (0.10)        --        --          --        --
                                             --------    --------    -------    -------    -------    -------    -------
    Total distributions declared
      to shareholder                         $  (0.62)   $  (0.13)   $ (1.06)   $ (0.72)   $ (0.43)   $ (0.38)       --
                                             --------    --------    -------    -------    -------    -------    -------
Net asset value - end of period              $  12.73    $  11.57    $  10.58   $ 11.19    $ 10.21    $  9.42    $  8.55
                                             ========    ========    ========   =======    =======    =======    =======
Total return**                                 16.06%      10.63%       4.10%    17.78%     13.14%     14.94%      3.76%+
Ratios (to average net assets)/ Supplemental data:
  Expenses##                                    1.63%       1.77%       1.76%     1.92%      1.84%      2.18%      1.57%+
  Net investment income                         2.79%       3.06%       2.81%     2.96%      3.65%      4.05%      3.14%+
Portfolio turnover                               167%        160%        118%      112%        72%       134%         2%
Average commission rate###                    $0.0187        --          --        --          --        --          --
Net assets at end of period
 (000 omitted)                               $129,843    $110,294     $99,870   $71,262    $44,707    $30,847    $12,510

  *For the period from September 4, 1990 (commencement of investment operations) to October
   31, 1990.
  +Annualized.
  #Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 **Total returns do not include the applicable sales charge. If the sales charge had been included, the results would have been lower.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

-------------------------------------------------------------------------------
Year Ended October 31,                   1996      1995        1994      1993**
-------------------------------------------------------------------------------
                                       Class B
-------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period  $11.52     $10.54     $11.19    $10.84
                                       ------     ------     ------    ------
Income from investment operation# -
  Net investment income                $ 0.25     $ 0.25     $ 0.25    $ 0.06
  Net realized and unrealized gain
   (loss) on investments and
   foreign currency transactions         1.46       0.77       0.13      0.35
                                       ------     ------     ------    ------
    Total from investment
      operations                       $ 1.71     $ 1.02     $ 0.38    $ 0.41
                                       ------     ------     ------    ------
Less distributions declared to
 shareholders -

  From net investment income           $(0.47)    $(0.03)    $(0.24)   $(0.06)
In excess of net investment income      (0.04)      0.00       0.00      0.00
  From net realized gain on
   investments and foreign
   currency transactions                (0.01)     (0.01)     (0.32)     0.00
  In excess of net realized gain
   on investments and
   foreign currency transactions         0.00       0.00      (0.38)     0.00
  From paid-in capital                   0.00       0.00      (0.09)     0.00
                                       ------     ------     ------     -----
    Total distribution declared to
      shareholder                      $(0.52)    $(0.04)    $(1.03)    $(0.06)
                                       ------     ------     ------     ------
Net asset value - end of period        $12.71     $11.52     $10.54     $11.19
                                       ======     ======     ======     ======
Total return+++                        15.29%      9.75%      3.38%      3.79%++
Ratios (to average net assets)
  /Supplemental data:
  Expenses##                            2.34%      2.49%      2.49%      2.77%+
  Net investment income                 2.07%      2.34%      2.33%      2.15%+
Portfolio turnover                       167%       160%       118%       112%
Average commission rate###            $0.0187       --         --         --
Net assets at end of period
  (000 omitted)                       $71,788    $57,214    $47,677    $ 4,381
 **For the period from the commencement of offering of Class B shares, September
   7, 1993 to October 31, 1993.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
+++Total returns do not include the applicable sales charge. If the sales charge had been included the results would have been lower.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

-----------------------------------------------------------------------------
Year Ended October 31,                     1996         1995         1994 ***
-----------------------------------------------------------------------------
                                        Class C

-----------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period    $11.52       $10.53       $11.06
                                         ------       ------       ------
Income from investment operation# -

  Net investment income                  $ 0.26       $ 0.27       $ 0.27
  Net realized and unrealized gain
   (loss) on investments and foreign
   currency transactions                   1.46         0.76        (0.29)
                                         ------       ------       ------
    Total from investment operations     $ 1.72       $ 1.03       $(0.02)
                                         ------       ------       ------
Less distributions declared to
  shareholders -
  From net investment income             $(0.51)      $(0.03)      $(0.12)
  From net realized gain on investments
  and foreign currency transactions       (0.01)       (0.01)       (0.16)
  In excess of net realized gain on
   investments and foreign currency
   transactions                            0.00         0.00        (0.18)
  From paid-in capital                     0.00         0.00        (0.05)
                                         ------       ------       ------
    Total distribution declared to
      shareholder                        $(0.52)      $(0.04)      $(0.51)
                                         ------       ------       ------
Net asset value - end of period          $12.72       $11.52       $10.53
                                         ======       ======       ======
Total return+++                          15.41%        9.84%      (0.15)%++
Ratios (to average net assets)
  /Supplemental data:
  Expenses##                              2.27%        2.42%        2.39%+
  Net investment income                   2.14%        2.41%        2.51%+
Portfolio turnover                         167%         160%         118%
Average commission rate###              $0.0187         --           --
Net assets at end of period (000
  omitted)                              $14,248      $10,894      $10,903
***For the period from the commencement of offering of Class C shares, January
   3, 1994 to October 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
+++Total returns do not include the applicable sales charge. If the sales charge had been included the results would have been lower.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS World Total Return Fund (the Fund) is a non-diversified series of MFS Series Trust VI (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar-denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the- counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Swap Agreements - The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Fund at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1996, $493,440 was reclassified from paid-in capital to accumulated undistributed net realized gain on investments and foreign currency transactions and $18,154 was reclassified from paid-in capital to accumulated undistributed net investment income due to differences between book and tax accounting for foreign currency and foreign tax credits. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of average daily net assets and 5.00% of investment income.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $6,994 for the year ended October 31, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $53,235 for the year ended October 31, 1996, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $46,796 for the year ended October 31, 1996. Fees incurred under the distribution plan during the year ended October 31, 1996 were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $18,388 and $7,831 for Class B and Class C shares, respectively, for the year ended October 31, 1996. Fees incurred under the distribution plans during the year ended October 31, 1996 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 1996 were $2,201, $88,243 and $566 for Class A, Class B and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    Purchases         Sales
------------------------------------------------------------------------------
U.S. government securities                       $ 58,241,533  $ 70,418,267
                                                 ============  ============
Investments (non-U.S. government securities)     $231,089,918  $212,649,862
                                                 ============  ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $187,233,072
                                                               ============
Gross unrealized appreciation                                  $ 32,693,003
Gross unrealized depreciation                                    (2,561,184)
                                                               ------------
  Net unrealized appreciation                                  $ 30,131,819
                                                               ============
(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
Year Ended            October 31, 1996             October 31, 1995
                      --------------------------   --------------------------
                           Shares         Amount        Shares         Amount
-----------------------------------------------------------------------------
Shares sold             2,084,100    $25,150,733     2,123,469    $22,961,533
Shares issued to
 shareholders in
 reinvestment of
 distributions            468,643      5,535,276        98,593      1,061,212
Shares reacquired      (1,890,835)   (22,849,389)   (2,125,319)   (22,992,718)
                       ----------    -----------    ----------    -----------
  Net increase            661,908    $ 7,836,620        96,743    $ 1,030,027
                       ==========    ===========    ==========    ===========

Class B Shares
Year Ended            October 31, 1996             October 31, 1995
                      --------------------------   --------------------------
                           Shares         Amount        Shares         Amount

-----------------------------------------------------------------------------
Shares sold             1,371,364    $16,563,323     1,673,616    $18,044,111
Shares issued to
 shareholders in
 reinvestment of
 distributions            199,482      2,357,194        17,272        186,186
Shares reacquired        (889,762)   (10,770,246)   (1,250,017)   (13,498,802)
                       ----------    -----------    ----------    -----------
  Net increase            681,084    $ 8,150,271       440,871    $ 4,731,495
                       ==========    ===========    ==========    ===========

Class C Shares
Year Ended            October 31, 1996             October 31, 1995
                      --------------------------   --------------------------
                           Shares         Amount        Shares         Amount
-----------------------------------------------------------------------------
Shares sold               442,641    $ 5,360,832       296,274    $ 3,192,173
Shares issued to
 shareholders in
 reinvestment of
 distributions             32,507        384,467         2,966         31,974
Shares reacquired        (300,333)    (3,631,446)     (389,108)    (4,166,350)
                       ----------    -----------    ----------    -----------
  Net increase            174,815    $ 2,113,855       (89,868)   $  (942,203)
                       ==========    ===========    ==========    ===========

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended October 31, 1996 was $2,138.

(7) Financial Instruments
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 1996, is as follows:

Written Option Transactions

                                         1996 Calls                      1996 Puts
                                         -----------------------------   -----------------------------
                                         Principal Amounts               Principal Amounts
                                              of Contracts                    of Contracts
                                             (000 Omitted)    Premiums       (000 Omitted)    Premiums
------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -
  Australian Dollars                                 1,953   $  23,731               1,904   $  24,410
  British Pounds
  Deutsche Marks                                     5,388      14,445              11,631      38,016
  Deutsche Marks/British Pounds                      5,310      34,078
  Italian Lire/Deutsche Marks                    9,941,320     164,753           9,941,320     366,050
  Japanese Yen                                     328,362      57,135             434,201      27,538
Options written -
  Australian Dollars                                 3,579      20,797               1,405       8,584
  British Pounds
  Canadian Dollars                                   6,496       6,668              10,641      32,215
  Deutsche Marks                                    46,276     251,914               7,707      21,156
  Deutsche Marks/British Pounds                     47,350     179,096
  Finnish Markkaa/Deutsche Marks
  Italian Lire/Deutsche Marks                    9,782,643      76,823
  Japanese Yen                                     491,451       6,173           4,162,613     360,687
  Japanese Yen/Deutsche Marks                                                    1,206,800      43,022
  New Zealand Dollar                                                                10,506      15,622
  Spanish Pesetas/Deutsche Marks                                                   926,725      22,990
  Swiss Francs/Deutsche Marks
  U.S. Dollars
Options terminated in closing transactions -
  Australian Dollars                                (5,532)  $ (44,528)             (1,405)  $  (8,584)
  British Pounds
  Canadian Dollars
  Deutsche Marks                                   (32,983)   (185,735)            (12,268)    (33,340)
  Deutsche Marks/British Pounds                    (21,326)    (87,554)
  Italian Lire/Deutsche Marks                  (19,723,963)   (241,576)         (9,941,320)   (366,050)
  Japanese Yen                                    (819,813)    (63,308)         (2,676,000)   (249,885)
  Japanese Yen/Deutsche Marks                                                   (1,206,800)    (43,022)
  New Zealand Dollar                                                               (10,506)    (15,622)
  Spanish Pesetas/Deutsche Marks
Options exercised -
  Deutsche Marks
  Italian Lire/Deutsche Marks
  Swiss Francs/Deutsche Marks
  U.S. Dollars
Options expired -
  Australian Dollars                                                                (1,904)    (24,410)
  British Pounds
  Canadian Dollars                                  (6,496)     (6,668)            (10,641)    (32,215)
  Deutsche Marks                                    (5,388)    (14,445)             (7,070)    (25,832)
  Deutsche Marks/British Pounds                    (11,812)    (50,325)
  Finnish Markkaa/Deutsche Marks
  Italian Lire/Deutsche Marks
  Japanese Yen                                                                    (756,814)    (41,158)
  SpanishPesetas/Deutsche Marks                                                   (926,725)    (22,990)
  Swedish Kronor/Deutsche Marks
                                               -----------   ---------          ----------   ---------
OUTSTANDING, END OF PERIOD                          32,815   $ 141,474           1,164,000   $  97,182
                                               ===========   =========          ==========   =========
OPTIONS OUTSTANDING AT END OF PERIOD
   CONSIST OF -
  Canadian Dollars
  Deutsche Marks                                    13,293      66,179
  Deutsche Marks/British Pounds                     19,522      75,295
  Spanish Pesetas/Deutsche Marks
  Italian Lire/Deutsche Marks
  Japanese Yen                                                                   1,164,000      97,182
                                               -----------   ---------          ----------   ---------
OUTSTANDING, END OF PERIOD                          32,815   $ 141,474           1,164,000   $  97,182
                                               ===========   =========          ==========   =========

At October 31, 1996, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1996, the Fund owned the following restricted securities (constituting 0.75% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                    Date of      Shares/
Description                     Acquisition   Par Amount        Cost       Value
--------------------------------------------------------------------------------
Jarvis Hotel PLC          6/21/96 - 9/18/96      390,200  $1,034,237  $1,009,110
Hong Leong Finance Ltd.   5/19/95 - 9/27/95      199,000     700,342     607,742
                                                                      ----------
                                                                      $1,616,852
                                                                      ==========

Forward Foreign Currency Exchange Contracts

                                                                                              NET UNREALIZED
                                          CONTRACTS TO                            CONTRACTS     APPRECIATION
                 SETTLEMENT DATE        DELIVER/RECEIVE    IN EXCHANGE FOR         AT VALUE     DEPRECIATION)
-------------------------------------------------------------------------------------------------------------
Sales                    2/20/97  AUD         6,181,354       $  4,832,582     $  4,879,969     $    (47,387)
                         2/24/97  BEF        85,611,138          2,818,010        2,757,792           60,218
             11/01/96 -  2/20/97  CAD        17,402,157         12,830,882       13,017,126         (186,244)
                         2/07/96  CHF        18,448,836         15,442,760       14,665,902          776,859
             11/04/96 -  4/28/97  DEM       135,934,096         90,018,881       89,748,990          269,892
                         2/03/97  DKK        21,215,367          3,719,254        3,656,553           62,700
                        11/15/96  ESP       330,186,379          2,585,945        2,580,407            5,538
             11/06/96 -  2/24/97  GBP         8,972,063         14,245,441       14,576,221         (330,780)
                         2/24/97  IEP         4,498,344          7,215,335        7,317,133         (101,798)
             11/06/96 -  4/28/97  ITL    32,070,649,032         20,988,115       21,083,404          (95,289)
              1/29/97 -  2/28/97  JPY       970,567,293          8,845,903        8,625,565          220,338
                         2/03/97  NLG         2,879,271          1,758,441        1,702,789           55,651
                        12/13/96  NZD         9,516,940          6,541,465        6,699,697         (158,232)
                         2/03/97  SEK        18,798,263          2,851,692        2,864,066          (12,374)
                                                              ------------     ------------     ------------
                                                              $194,694,706     $194,175,614     $    519,092
                                                              ============     ============     ============
Purchases                2/20/97  AUD         3,148,616       $  2,481,110     $  2,485,726     $      4,616
             11/01/96 -  2/20/97  CAD        18,216,452         13,506,586       13,629,152          122,566
              1/31/97 -  2/07/97  CHF        16,225,920         13,513,129       12,897,590         (615,539)
             11/04/96 -  4/28/97  DEM       147,993,286         98,640,016       97,721,285         (918,731)
                         2/03/97  DKK         8,489,755          1,462,117        1,463,243            1,126
                        11/15/96  ESP       312,741,290          2,453,508        2,444,073           (9,435)
                         2/07/97  FIM        18,996,841          4,209,434        4,208,921             (513)
                         2/07/97  FRF        17,790,450          3,522,861        3,490,095          (32,766)
                        11/06/96  GBP         5,039,980          8,037,236        8,197,170          159,934
             11/06/97 -  4/28/97  ITL    26,050,772,949         16,984,363       17,110,022          125,659
              1/21/97 -  2/28/97  JPY     1,816,325,953         16,740,631       16,132,612         (608,019)
                         2/03/97  NLG         3,041,777          1,786,836        1,798,894           12,058
                        12/13/96  NZD         9,541,365          6,596,312        6,716,893          120,581
                         2/03/97  SEK        12,690,150          1,921,104        1,933,447           12,343
                                                              ------------     ------------     ------------
                                                              $191,855,243     $190,229,123     $ (1,626,120)
                                                              ============     ============     ============

Forward foreign currency exchange contract purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded from above, amounted to a net receivable of $37,567 at October 31, 1996.

At October 31 1996, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Interest Rate Swaps

                                                                                    Unrealized
               Notional Principal     Cash Flows           Cash Flows               Appreciation
Expiration     Amount of Contract     Paid by the Fund     Received by the Fund     (Depreciation)
-------------------------------------------------------------------------------------------------
10/22/01       ITL 6,320,000,000      Fixed - 8.055%       Floating - 6M Libor      $99,630

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust VI and Shareholders of MFS World Total
  Return Fund:

We have audited the accompanying statement of assets and liabilities of MFS World Total Return Fund, including the schedule of portfolio of investments, as of October 31, 1996 and the related statement of operations for the year then ended, the statement of net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 1993, and for the period September 4, 1990 (commencement of investment operations) to October 31, 1990 for Class A shares, and for the period September 7, 1993 (commencement of investment operations) to October 31, 1993 for Class B shares, were audited by other auditors whose report dated December 16, 1993 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS World Total Return Fund at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

                                                 /s/ Ernst & Young LLP

Boston, Massachusetts
December 12, 1996

                 --------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) WORLD TOTAL RETURN FUND

TRUSTEES                                                CUSTODIAN
A. Keith Brodkin* - Chairman and President              State Street Bank and Trust Company
Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),              AUDITOR
Massachusetts Financial Services Company;               Ernst & Young LLP
Director, Cambridge Bancorp;
Director, Cambridge Trust Company                       INVESTOR INFORMATION
Marshall N. Cohan - Private Investor                    For MFS stock and bond market outlooks,
Lawrence H. Cohn, M.D. - Chief of Cardiac               call toll free: 1-800-637-4458 anytime from
Surgery, Brigham and Women's Hospital;                  a touch-tone telephone.
Professor of Surgery, Harvard Medical School
The Hon. Sir J. David Gibbons, KBE - Chief              For information on MFS mutual funds,
Executive Officer, Edmund Gibbons Ltd.;                 call your financial adviser or, for an
Chairman, Bank of N.T. Butterfield & Son Ltd.           information kit, call toll free:
Abby M. O'Neill - Private Investor;                     1-800-637-2929 any business day from
Director, Rockefeller Financial Services, Inc.          9 a.m. to 5 p.m. Eastern time (or leave
(investment advisers)                                   a message anytime).
Walter E. Robb, III - President and Treasurer,
Benchmark Advisors, Inc. (corporate financial           INVESTOR SERVICE
consultants); President, Benchmark Consulting           MFS Service Center, Inc.
Group, Inc. (office services); Trustee,                 P.O. Box 2281
Landmark Funds (mutual funds)                           Boston, MA 02107-9906
Arnold D. Scott* - Senior Executive Vice
President, Director and Secretary,                      For general information, call toll free:
Massachusetts Financial Services Company                1-800-225-2606 any business day from
Jeffrey L. Shames* - President and Director,            8 a.m. to 8 p.m. Eastern time.
Massachusetts Financial Services Company
J. Dale Sherratt - President, Insight                   For service to speech- or hearing-impaired,
Resources, Inc.                                         call toll free: 1-800-637-6576 any business
(acquisition planning specialists)                      day from 9 a.m. to 5 p.m. Eastern time.
Ward Smith  - Former Chairman (until 1994),             (To use this service, your phone must be equipped
NACCO Industries; Director, Sundstrand                  with a Telecommunications Device for the Deaf.)
Corporation

                                                        For share prices, account balances and
INVESTMENT ADVISER                                      exchanges, call toll free: 1-800-MFS-TALK
Massachusetts Financial Services Company                (1-800-637-8255) anytime from a touch-tone
500 Boylston Street                                     telephone.
Boston, MA 02116-3741
                                                        WORLD WIDE WEB
DISTRIBUTOR                                             www.mfs.com
MFS Fund Distributors, Inc.
500 Boylston Street                                                                TOP RATED SERVICE
Boston, MA 02116-3741                                                 For the third year in a row,
                                                        [DALBAR         MFS earned a #1 ranking in
PORTFOLIO MANAGER                                       LOGO]          DALBAR, Inc.'s Broker/Dealer
Frederick J. Simmons*                                               Survey, Main Office Operations
                                                                     Service Quality category. The
TREASURER                                               firm achieved a 3.48 overall score - on a
W. Thomas London*                                       scale of 1 to 4 - in the 1996 survey. A total
                                                        of 110 firms responded, offering input on the
ASSISTANT TREASURER                                     quality of service they received from 29
James O. Yost*                                          mutual fund companies nationwide. The survey
                                                        contained questions about service quality in
SECRETARY                                               15 categories, including "knowledge of phone
Stephen E. Cavan*                                       service contracts," "accuracy of transaction
                                                        processing," and "overall ease of doing
ASSISTANT SECRETARY                                     business with the firm."
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser


MFS(R) WORLD TOTAL                                       -------------
RETURN FUND        [DALBAR                               BULK RATE
                    LOGO]                                U.S. POSTAGE
                TOP-RATED SERVICE                        P A I D
                                                         PERMIT #55638
500 Boylston Street                                      BOSTON, MA
Boston, MA 02116                                         -------------

[LOGO]
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUNDSM



(C)1996 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                                      MWT-2 12/96 35M 24/224/324